Exhibit 10.175

AMENDMENT
to the
PROVIDER SERVICES AGREEMENT
between
FOUNDATION HEALTH SYSTEMS AFFILIATES
and
STARCARE MEDICAL GROUP DBA GATEWAY MEDICAL GROUP

The Provider Services Agreement (“Agreement”), effective March 1, 1999, between StarCare Medical Group dba Gateway Medical Group (“PPG”) and Foundation Health Systems Affiliate(s) (“FHS”) is hereby amended effective July 1, 2000.

FHS and PPG hereby agree to amend the Agreement as follows:

1)   Article VI TERM AND TERMINATION, Section 6.2 Without Cause Termination is deleted in its entirety and replaced as follows:

6.2          Without Cause Termination.  FHS may terminate this Agreement at the scheduled renewal date upon one hundred twenty (120) days prior written notice to the other party.  In the event FHS provides PPG with such notice, FHS may, at its option, begin to transition Members immediately under this Agreement to another Participating Provider after such notice.

2)  Addendum B Section B 1.1, STANDARD HMO.  Professional Capitation Rates.  Capitation Rates, is deleted in its entirety and replaced as follows:

B.            STANDARD HMO.

1.             Professional Capitation Rates.

1.1          Capitation Rates.  PPG Capitation for Standard HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Capitation
July 1, 2000	January 1 2001
***	***

3)  Addendum B, Section B.3.1 STANDARD HMO, Shared Risk Budget is deleted in its entirety effective January 1, 2001 and replaced as follows:

3.1          Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Shared Risk Budget
January 1, 2001
***

Gateway Medical Group

Contract effective March 1, 1999

Amendment effective July 1, 2000

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

4)  Addendum B, Section B.3.2 STANDARD HMO, Shared Risk Administration, deleted in its entirety and replaced as follows:

3.2          Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct *** of PPG’s Capitation for Standard HMO Members and place such amount in the Withhold Fund as described in the Agreement.

In the event the shared risk claims exceed the shared risk budget at the interim settlement date, HMO may, at its sole discretion, withhold from PPG’s gross monthly capitation up to *** of PPG’s monthly capitation and may continue such withhold until the final shared risk settlement.  The withheld amount shall be placed in the Withhold Fund as described in the Agreement.  If there is a deficit at the time of final settlement, HMO may at it’s sole discretion, continue to withhold up to *** of PPG’s capitation for Standard HMO Members and place such amount in the Withhold Fund as described in this agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be *** subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

5)  Addendum B, Section C.1, SMALL GROUP, Professional Capitation Rates.  Capitation Rates, is deleted in its entirety and replaced as follows:

C.            SMALL GROUP HMO.

1.             Professional Capitation Rates.

1.1          Capitation Rates.  PPG Capitation for Small Group HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Small Group HMO Capitation
July 1, 2000
***

6)  Addendum B, Section C.3.2, SMALL GROUP, Shared Risk Administration is deleted in its entirety and replaced as follows:

3.2       Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct one percent (1%) of PPG’s Capitation for Standard HMO Members and place such amount in the Withhold Fund as described in the Agreement.

In [ILLEGIBLE] event the shared risk claims exceed the shared [ILLEGIBLE] budget at the interim settlement date, HMO may, at its sole discretion, withhold from PPG’s gross monthly capitation up to five percent (5%) of PPG’s monthly capitation and may continue such withhold until the final shared risk settlement.  The withheld amount shall be placed in the Withhold Fund as described in the Agreement.  If there is a deficit at the time of final settlement, HMO may at it’s sole discretion, continue to withhold up to *** of PPG’s capitation for Standard HMO Members and place such amount in the Withhold Fund as described in this agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be *** subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

7) Addendum B, Section D.1 INDIVIDUAL HMO, Professional Capitation Rates.  Capitation Rates, is deleted in its entirety and replaced as follows:

D.    INDIVIDUAL HMO.

1.             Professional Capitation Rates.

1.1          Capitation Rates.  PPG Capitation for Individual HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Individual HMO Capitation
July 1, 2000
***

8)  Addendum D, Section B.3.2 INDIVIDUAL HMO, Shared Risk Administration, is deleted in its entirety and replaced as follows:

3.2       Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct *** of PPG’s Capitation for Standard HMO Members and place such amount in the Withhold Fund as described in the Agreement.

In the event the shared risk claims exceed the shared risk budget at the interim settlement date, HMO may, at its sole discretion, withhold from PPG’s gross monthly capitation up to *** of PPG’s monthly capitation and may continue such withhold until the final shared risk settlement.  The withheld amount shall be placed in the Withhold Fund as described in the Agreement.  If there is a deficit at the time of final settlement, HMO may at it’s sole discretion, continue to withhold up to

*** of [ILLEGIBLE] capitation for Standard HMO Members and [ILLEGIBLE] such amount in the Withhold Fund as described in this agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be *** subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

9)  Addendum B, Section G. 4. Commercial POS, Professional Capitation Rate.  Professional Capitation Rates is deleted in its entirety and replaced as follows:

4.             Professional Capitation Rate.  PPG shall be compensated for rendering professional In-Network Services to Commercial POS Members at the PMPM amounts set forth for Commercial HMO Members, less a *** Withhold (Professional Capitation).  This Withhold shall partially fund the Professional Out-of-Network Budget.

10)  Addendum B, Section G. 6.1 Commercial POS, Institutional Shared Risk Program, POS Shared Risk Budgets, is deleted in its entirety effective January 1, 2001 and replaced as follows:

6.             Institutional Shared Risk Program.

6.1          POS Shared Risk Budgets.  The budgets shall be determined for each Commercial POS population: Standard POS, Small Group POS and, at a later date, Individual POS Members.  Each Budget shall cover In-Network, Out-of-Network and Out-of-Area Shared Risk Services.  Each of the normalized Shared Risk Budgets shall be equal to the normalized HMO Shared Risk Budget, or institutional capitation PMPM, if applicable, and multiplied by one hundred ten percent (110%).  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Effective Date	Standard HMO Shared Risk + 10% =	Small Group HMO Shared Risk + 10% =	Individual HMO Shared Risk + 10% =
January 1, 2001	***	***	***

11)  Addendum B, Section I. Pharmacy Shared Risk Program is deleted in its entirety effective January 1, 2001 and replaced as follows:

I.              Pharmacy Shared Risk Program.  PPG shall not participate in the Pharmacy Shared Risk Program.  PPG shall use its best efforts to have Member Physicians and participating providers prescribe from the HMO drug formulary.  PPG shall cooperate with HMO recommendations for pharmacy treatment guidelines and shall provide upon HMO’s request, documentation regarding its internal processes and procedures for pharmacy utilization management.  Furthermore, HMO shall notify PPG of identified outlier Member Physicians.  PPG shall cooperate in creating and implementing action plans for improvement in pharmacy utilization for such Member Physicians.  HMO and appropriate PPG representatives shall meet quarterly to review PPG’s pharmacy utilization, and to discuss opportunities and action plans for pharmacy utilization improvement.  PPG shall submit to Health Net a 2001 Pharmacy Performance Improvement action plan, documentation regarding its internal processes and procedures for pharmacy utilization management, and status of programs currently in various stages of implementation no later than April 1, 2001.  Upon review and approval by Health Net, progress of implemented programs shall be monitored by Health Net on a bi-monthly basis.  In addition, the Health Net clinical pharmacy department will develop PPG specific programs the group to review and incorporate into their action plan.

12)  Addendum C is amended by the addition of the following Section J. HCFA REQUIRED LANGUAGE:

J. HCFA REQUIRED LANGUAGE

I. DEFINITIONS

1.1.         Downstream Providers means a health care provider who or which is contracted with Provider to render services to Members.

1.2.         Health Care Financing Administration (HCFA) means the agency within the Department of Health and Human Services that administers the Medicare Program.

1.3.         Member means an individual who has enrolled in or elected coverage in Health Net Seniority Plus, an M+C Organization.

II. ACCESS:  RECORDS AND FACILITIES

Provider agrees:

2.1.         To give the Department of Health and Human Services (HHS), and the General Accounting Office (GAO) or their designees the right to audit, evaluate, inspect books, contracts, medical records, patient care documentation, other records of subcontractors, or related entities for the later of six (6) years, or for periods exceeding six (6) years, for reasons specified in the federal regulation.

2.2.         To safeguard the privacy of any information that identifies a particular Member and to maintain such records in an accurate and timely manner.

III. ACCESS: BENEFITS & COVERAGE

Provider agrees:

3.1.         To not discriminate based on health status.

3.2.         To pay for emergency and urgently needed services consistent with federal regulations, if such services are Provider’s liability.

3.3          To pay for renal dialysis services for Members temporarily outside the service area, if such services are Provider’s liability.

3.4.         To direct access to mammography screening and influenza vaccinations.

3.5.         To not collect any co-payment or other cost sharing for influenza vaccine and pneumoccal vaccines.

3.6.         To direct access to in-network women’s health specialist for women for routine and preventative services.

3.7.         To have approved procedures to identify, assess and establish a treatment plan for Members with complex or serious medical conditions.

3.8.         To provide access to benefits in a manner described by HCFA.

IV. MEMBER PROTECTIONS

Provider agrees:

4.1.         To work with Health Net in conducting a health assessment of all new Members within ninety (90) days of the effective date of enrollment.

4.2.         To provide all covered benefits to Members in a manner consistent with professionally recognized standards of health care.

4.3.         To comply with all confidentiality and Member record accuracy requirements.

4.4.         To hold harmless and protect Members from incurring financial liabilities that are the legal obligation of Health Net or Provider.  In no event, including but not limited to, nonpayment or breach of an agreement by Health Net, Provider, or any intermediary, shall Provider bill, charge, collect a deposit from or receive other compensation or remuneration from a Member.  Provider shall not take any recourse against a Member, or a person acting on behalf of a Member, for services provided.  This provision also does not prohibit (i) collection of applicable coinsurance, deductibles, or co-payments, as specified in the Evidence of Coverage, or (ii) collection of fees for non-covered services, provided the Member was informed in advance of the cost and elected to have non-covered services rendered.

4.5.         To protect Members who are hospitalized from loss of benefits through the date of discharge or through the period of time HCFA premiums are paid.

V. DELEGATION

Provider agrees:

5.1.         To maintain delegated functions consistent with Health Net’s requirements and compliant with M+C’s regulations and Health Net’s policy and procedures as set forth in the Health Net Seniority Plus Participating Provider Group Operations Manual.

5.2.         To comply with any applicable delegation requirements between Health Net and Provider.

VI. PAYMENT AND FEDERAL FUNDS

Provider agrees:

6.1.         To include specific payment and incentive arrangements in agreements with all Downstream Providers.

6.2.         To pay claims promptly according to HCFA standards and comply with all payment provisions of state and federal law.  HCFA requires non-contracted provider claims to be paid within thirty (30) days of receipt and contracted provider claims to be paid within sixty (60) days of receipt.

6.3.         That Members health services are being paid for with Federal funds, and as such, payments for such services are subject to laws applicable to individuals or entities receiving Federal funds.

VII. REPORTING AND DISCLOSURE

Provider agrees:

7.1.         To submit to Health Net all data, including medical records, necessary to characterize the content and purpose of each encounter with Member.

7.2.         To submit and certify the completeness and truthfulness of all encounter data.

VIII. QUALITY ASSURANCE / QUALITY IMPROVEMENT

Provider Agrees:

8.1.         To cooperate with an independent quality review and improvement organization’s activities pertaining to provision of services for Members.

8.2.         To comply with Health Net’s medical policy, quality assurance program, and medical management program.

IX. COMPLIANCE

Provider agrees:

9.1.         That Provider must notify any contracting healthcare provider being terminated, in writing, of the reason(s) for denial, suspension or termination determinations.

9.2.         To provide Health Net with at least sixty (60) days written notice before terminating an agreement without cause.

9.3.         To meet the requirements of all other laws and regulation, including Title VI of the Civil Rights Act of 1964, the Age Discrimination Act of 1975, the Americans with Disabilities Act, and all other laws applicable to recipients of Federal funds.

9.4.         To comply with all applicable Health Net procedures and Health Net Seniority Plus Participating Provider Group Operations Manual including, but not limited to, the accountability provisions.

9.5.         To comply with and require that all Downstream Providers comply with applicable state and Federal laws and regulations, including Medicare laws and regulations and HCFA instructions.

9.6.         To not employ or contract with individuals excluded from participation in Medicare under Section 1128 or 1128A of the Social Security Act.

9.7          To adhere to Medicare’s appeals, expedited appeals and expedited review procedures for Health Net Members, including gathering and forwarding information on appeals to Health Net, as necessary.

X. PRIVATE FEE FOR SERVICE

Provider agrees:

10.1.       That contracts with private Fee-for-Service providers must specify uniform Fee-for-Service payment rates.

10.2.       That Provider cannot charge more than cost sharing and balanced billing amounts permitted under the applicable Health Net plan.  Health Net must specify cost sharing amounts, and balance billing may not exceed fifteen percent (15%) of uniform payment rate.

XI. ADOPTION OF MEDICARE RISK PROGRAM CONTRACT REQUIREMENTS

Provider agrees:

11.1.       That all contracts must be signed and dated.

11.2.       To serve Members during the term of this Addendum.

11.3.       To comply with the regulatory requirements and Health Net’s guidelines promulgated by HCFA, which are more fully documented in Health Net’s policies, procedures, and manuals.

13)  Addendum B.2 DIVISION OF RESPONSIBILITY, MATRIX OF HMO, PPG AND SHARED RISK/HOSPITAL CAPITATED SERVICES, COMMERCIAL HMO AND POINT OF SERVICE BENEFIT PROGRAMS is amended effective January 1, 2000 as follows:

MATRIX EFFECTIVE 1/1/2000
	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL SERVICES

TRANSPLANTS (Non-experimental)
• Facility Component	***	***	***
• Professional Component	***	***
• Organ Procurement	***	***	***
• Covered Immunosuppressive	***		***

TRANSPLANT EVALUATIONS
• Professional	***	***	***
• Facility			***

***         All references to the division of financial responsibility have been deleted.

14)  Addendum C, Section D.2. ADMINISTRATION OF SHARED RISK BUDGET FOR MEDICARE HMO AND POS, Pharmacy Reconciliation For Medicare HMO Members, is deleted in its entirety effective January 1, 2001 and replaced as follows:

2.             Pharmacy Shared Risk Program.  PPG shall not participate in the Pharmacy Shared Risk Program.  PPG shall use its best efforts to have Member Physicians and participating providers prescribe from the HMO drug formulary.  PPG shall cooperate with HMO recommendations for pharmacy treatment guidelines and shall provide upon HMO’s request, documentation regarding its internal processes and procedures for pharmacy utilization management.  Furthermore, HMO shall notify PPG of identified outlier Member Physicians.  PPG shall cooperate in creating and implementing action plans for improvement in pharmacy utilization for such Member Physicians.  HMO and appropriate PPG representatives shall meet quarterly to review PPG’s pharmacy utilization, and to discuss opportunities and action plans for pharmacy utilization improvement.  PPG shall submit to Health Net a 2001 Pharmacy Performance Improvement action plan, documentation regarding its internal processes and procedures for pharmacy utilization management, and status of programs currently in various stages of implementation no later than April 1, 2001.  Upon review and approval by Health Net, progress of implemented programs shall be monitored by Health Net on a bi-monthly basis.  In addition, the Health Net clinical pharmacy department will develop PPG specific programs the group to review and incorporate into their action plan.

15)  Addendum D PREFERRED PROVIDER ORGANIZATION (PPO), EXCLUSIVE PROVIDER ORGANIZATION (EPO), POINT OF SERVICE (POS), BENEFIT PROGRAMS shall be amended by the addition of the following section D MEDICARE SELECT BENEFIT PROGRAMS, Medicare Select Programs.

D.            MEDICARE SELECT BENEFIT PROGRAMS

1.             Medicare Select Programs.  Under the Medicare Select Programs PPG shall accept Medicare assignment from Members for Contracted Services covered under the Medicare Program, and shall bill and accept payment from Medicare as payment in full for such services, except for applicable Copayments and deductibles.  PPG shall bill HMO and not Members for such Copayments and deductibles or for Contracted Services rendered that are not covered under Medicare, but which are covered under the applicable Medicare Select Program.  PPG shall submit claims to HMO in accordance with the terms of the Agreement.

2.             Compensation for Medicare Select Members.  PPG shall be paid the fee-for-service compensation rates as set forth in Addendum E of the Agreement for Contracted Services rendered under the Medicare Select Program.

Except as provided in this Addendum, all other provisions of the Agreement between Health Net and Provider not inconsistent herewith shall remain in full force and effect.  This Addendum shall remain in force as a separate but integral addition to such Agreement to ensure compliance with required HCFA provisions, and shall terminate upon the termination of such Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their officers duly authorized to be effective on the date and year first written above.

Gateway Medical Group	Foundation Health Systems Affiliates

/s/ RAJ TAKHAR	/s/ CHRISTOPHER CIANO
Signature	Signature

RAJ TAKHAR	Christopher Ciano
Print Name

Chief Executive Officer
Title	Senior Vice President and General Manager- South

11/9/00	12-07-00
Date	Date

33-0843-838
Federal Tax Identification Number